

SilverBow Resources Corporate Presentation

1Q24 Results Top Expectations; Enhance 2024 Outlook

May 2024

SilverBow RESOURCES®

Forward-Looking Statements





SilverBow



THE PRESENTATION MATERIAL INCLUDED herein which is not historical fact constitutes "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements represent expectations or beliefs of the management of SilverBow Resources, Inc. ("SilverBow" or the "Company") concerning future events, and it is possible that the results described in this presentation will not be achieved. These forward-looking statements are based on current expectations and assumptions and are subject to a number of risks and uncertainties, many of which are beyond the Company's control. All statements, other than statements of historical fact included in this presentation including those regarding our strategy, the benefits of the acquisitions, future operations, guidance and outlook, financial position, well expectations and drilling plans, estimated production levels, expected oil and natural gas pricing, long-term inventory estimates, estimated oil and natural gas reserves or the present value thereof, reserve increases, service costs, impact of inflation, future free cash flow and expected leverage ratio, value and development of locations, capital expenditures, budget, projected costs, prospects, plans and objectives of management are forward-looking statements. When used in this presentation, words such as "will," "could," "believe," "anticipate," "intend," "estimate," "budgeted," "guidance," "outlook," "expect," "may," "continue," "potential," "plan," "project," "positioned," "should" and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. Important factors that could cause actual results to differ materially from the Company's expectations include, but are not limited to, the following risks and uncertainties: further actions by the members of the Organization of the Petroleum Exporting Countries, Russia and other allied producing countries with respect to oil production levels and announcements of potential changes in such levels; risks related to recently completed acquisitions and integration of these acquisitions, volatility in natural gas, oil and natural gas liquids prices; ability to obtain permits and government approvals; our borrowing capacity, future covenant compliance; cash flow and liquidity, including our ability to satisfy our short- or long-term liquidity needs; asset disposition efforts or the timing or outcome thereof; ongoing and prospective joint ventures, their structures and substance, and the likelihood of their finalization or the timing thereof; the amount, nature and timing of capital expenditures, including future development costs; timing, cost and amount of future production of oil and natural gas; availability of drilling and production equipment or availability of oil field labor; availability, cost and terms of capital; timing and successful drilling and completion of wells; availability and cost for transportation and storage capacity of oil and natural gas; costs of exploiting and developing our properties and conducting other operations; competition in the oil and natural gas industry; general economic and political conditions, including inflationary pressures, further increases in interest rates, a general economic slowdown or recession, instability in financial institutions, political tensions and war (including future developments in the ongoing conflicts in Ukraine and the Middle East); the severity and duration of world health events, including health crises and pandemics and related economic repercussions, including disruptions in the oil and gas industry, supply chain disruptions and operational challenges; opportunities to monetize assets; our ability to execute on strategic initiatives, including acquisitions; effectiveness of our risk management activities, including hedging strategy; counterparty and credit market risk; the impact of shareholder activism and any changes in composition of the Company's board of directors; pending legal and environmental matters, including potential impacts on our business related to climate change and related regulations; actions by third parties, including customers, service providers and shareholders; current and future governmental regulation and taxation of the oil and natural gas industry; developments in world oil and natural gas markets and in oil and natural gas-producing countries; uncertainty regarding our future operating results; and other risks and uncertainties discussed in the Company's reports filed with the Securities and Exchange Commission ("SEC"), including its Annual Report on Form 10-K for the year ended December 31, 2023 ("Form 10-K"), and subsequent quarterly reports on Form 10-Q and current reports on Form 8-K.

All forward-looking statements speak only as of the date of this presentation. You should not place undue reliance on these forward-looking statements. The Company's capital budget, operating plan, service cost outlook and development plans are subject to change at any time. Although we believe that our plans, intentions and expectations reflected in or suggested by the forward-looking statements we make in this communication are reasonable, we can give no assurance that these plans, intentions or expectations will be achieved.

The risk factors and other factors noted herein and in the Company's SEC filings could cause its actual results to differ materially from those contained in any forward-looking statement. These cautionary statements qualify all forward-looking statements attributable to us or persons acting on our behalf. All subsequent written and oral forward-looking statements attributable to us or to persons acting on our behalf are expressly qualified in their entirety by the foregoing. We undertake no obligation to publicly release the results of any revisions to any such forward-looking statements that may be made to reflect events or circumstances after the date of the presentation or to reflect the occurrence of unanticipated events, except as required by law.

CAUTIONARY NOTE Regarding Potential Reserves Disclosures – Current SEC rules regarding oil and gas reserve information allow oil and gas companies to disclose proved reserves, and optionally probable and possible reserves that meet the SEC's definitions of such terms. In this presentation, we refer to estimates of resource "potential" or "EUR" (estimated ultimate recovery quantities) or "IP" (initial production rates) or other descriptions of volumes potentially recoverable, which in addition to reserves generally classifiable as probable and possible include estimates of reserves that do not rise to the standards for possible reserves, and which SEC guidelines strictly prohibit us from including in filings with the SEC. Investors are urged to consider closely the oil and gas disclosures in our Form 10-K and other reports and filings with the SEC. These estimates are by their nature more speculative than estimates of proved reserves and are subject to greater uncertainties, and accordingly the likelihood of recovering those reserves is subject to greater risk.

THIS PRESENTATION has been prepared by the Company and includes market data and other statistical information from sources believed by it to be reliable, including peer company public disclosure, independent industry publications, government publications or other published independent sources. Some data is also based on the Company's good faith estimates, which is derived from its review of internal sources as well as the independent sources described above. Although the Company believes these sources are reliable, it has not independently verified the information and cannot guarantee its accuracy and completeness.

THIS PRESENTATION includes information regarding our current drilling and completion costs and historical cost reductions. Future costs may be adversely impacted by increases in oil and gas prices which results in increased activity. THIS PRESENTATION references non-GAAP financial measures, such as EBITDA, Adjusted EBITDA, EBITDA Margin, Leverage Ratio, Cash General and Administrative Expenses, Free Cash Flow, Net Debt to Adjusted EBITDA, return on capital employed ("ROCE") and PV-10. SilverBow believes these metrics and performance measures are widely used by the investment community, including investors, research analysts and others, to evaluate and useful in comparing investments among upstream oil and gas companies in making investment decisions or recommendations. These measures, as presented, may have differing calculations among companies and investment professionals and may not be directly comparable to the same measures provided by others. A non-GAAP measure should not be considered in isolation or as a substitute for the related GAAP measure or any other measure of a company's financial or operating performance presented in accordance with GAAP. Please see the Appendix to this presentation for more information regarding the non-GAAP measures in this presentation. Non-GAAP measures should not be considered in isolation or as a substitute for related GAAP measures or any other measure of a Company's financial or operating performance presented in accordance with GAAP.

THIS PRESENTATION includes information regarding SilverBow's PV-10 as of 12/31/23 using SEC pricing as of 3/29/24, except as otherwise indicated. PV-10 represents the present value, discounted at 10% per year, of estimated future net cash flows. The Company's calculation of PV-10 using SEC prices herein differs from the standardized measure of discounted future net cash flows determined in accordance with the rules and regulations of the SEC in that it is calculated before income taxes rather than after income taxes using the average price during the 12-month period, determined as an unweighted average of the first-day-of-the-month price for each month. The Company's calculation of PV-10 using SEC prices should not be considered as an alternative to the standardized measure of discounted future net cash flows determined in accordance with the rules and regulations of the SEC.

SilverBow RESOURCES®

Important Information and Where to Find It




SilverBow



The Company, its directors and certain of its executive officers and employees are or will be participants in the solicitation of proxies from shareholders in connection with the 2024 Annual Meeting of Shareholders (the "2024 Annual Meeting"). The Company has filed a definitive proxy statement (the "Definitive Proxy Statement") with the SEC on April 9, 2024 in connection with the solicitation of proxies for the 2024 Annual Meeting, together with a WHITE proxy card.

The identity of the participants, their direct or indirect interests, by security holdings or otherwise, and other information relating to the participants are available in the Definitive Proxy Statement in the section entitled “Security Ownership of Board of Directors and Management” and Appendix F. To the extent holdings of the Company's securities by the Company's directors and executive officers changes from the information included in this communication, such information will be reflected on Statements of Change in Ownership on Forms 3, 4 or 5 filed with the SEC. These documents are available free of charge as described below.

SHAREHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND ANY OTHER DOCUMENTS TO BE FILED BY THE COMPANY WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION. Shareholders are able to obtain, free of charge, copies of all of the foregoing documents, any amendments or supplements thereto at the SEC's website (http://www.sec.gov). Copies of the foregoing documents, any amendments or supplements thereto are also available, free of charge, at the “Investor Relations” section of the Company's website (https://www.sbow.com/investor-relations).

Delivering Value for ALL Shareholders

SilverBow RESOURCES®

1
1Q24 Exceeds Expectations, Advances Long-Term Strategy
Profitable growth, FCF generation, less than expected capital investments

2
Enhanced 2024 Outlook
Raised production and FCF expectations; lowered YE24 leverage ratio target

3
Continued Capital Efficiency Gains
Successful refracs and significant drilling advancements

4
Strengthened Capital Structure
Reduced debt $178 MM[1] since Nov-23; higher FCF outlook accelerates debt repayment; Line of sight to <1.0x in 2025

5
Unlocked Value Through Disciplined Acquisitions
Assembled a contiguous 25k gross acreage position in liquids-rich window of the Eagle Ford

(1) As of 4/30/24

Track Record of Strong Performance

SilverBow RESOURCES®

Total Shareholder Returns Significantly Outpace the XOP Since 2021(1)


503%
193%
Jan 21
Apr 21
Jul 21
Oct 21
Jan 22
Apr 22
Jul 22
Oct 22
Jan 23
Apr 23
Jul 23
Oct 23
Jan 24
Apr 24
SBOW
XOP

Outsized Returns Over 1, 3, 5-YR Periods(1)


SBOW
45%
XOP
31%
1-YEAR
SBOW
234%
XOP
118%
3-YEAR
SBOW
72%
XOP
42%
5-YEAR

(1) As of 4/26/24. The 1, 3 and 5-year total shareholder return (TSR) represents the total return earned on an investment in SilverBow common stock made at the beginning of a 1, 3, and 5-year period, respectively. The TSR since 2021 represents the total return earned on an investment in SilverBow common stock made on 12/31/20. For XOP, assumes that dividends were invested when received

Key Highlights

SilverBow RESOURCES®

91 MBOE/D Total Production 46% Oil/Liquids	**$109 MM** CAPEX 20% Below 1Q24 Consensus	**$200 MM** Adjusted EBITDA(1) Quarterly Record
$56 MM Free Cash Flow(1) >100% Above Consensus	**$178 MM** Debt Paydown since Nov-23 1.35x Leverage Ratio as of 1Q24	**<1.0 x** Leverage Ratio Target(1)(2) Expect to achieve in 2025

(1) Non-GAAP measure. Refer to Appendix for definitions and reconciliations
(2) Leverage Ratio = Total Debt / LTM Adjusted EBITDA

Proven Strategy Driving Shareholder Value

SilverBow RESOURCES®

Building a Scaled and Durable Portfolio

Driving Efficiencies and Enhancing Margins

Delivering Profitable Growth

Strengthening Balance Sheet and Deepening Liquidity

- More than a decade of high-quality inventory; ~1,000 gross locations across ~220,000 net acres
- Transformative South Texas acquisition provided scale and flexibility in capital allocation
- Peer-leading cost structure (expenses >40% lower than peers) and margin profile (EBITDA margin 12% higher than peers)(1)
- 21% ROCE (FY21-FY23 average)(1)
- Increased liquidity with four consecutive years of strong free cash flow generation
- Significantly reduced leverage; expect to achieve <1.0x leverage ratio in 2025
- Optimized 2024 plan to profitably grow oil, maximize free cash flow, and reduce debt

(1) Non-GAAP measure. Refer to Appendix for a definition and reconciliation to comparable GAAP measure

Commodity Diversification Across Portfolio

SilverBow RESOURCES®

SCALED, DURABLE PORTFOLIO | CORPORATE EFFICIENCY | BALANCE SHEET STRENGTH | PROFITABLE GROWTH



Zavala
Frio
Atascosa
Karnes
N
Fayette
Gonzales
Lavaca
De Witt
E
C
McMullen
Dimmit
La Salle
Live Oak
A
D
B
Webb
TX
Legend
SilverBow
Phase Windows
Black Oil
Volatile Oil
Condensate
Wet Gas
Dry Gas
9%
5%
26%
~220,000 Net Acres
~80% HBP
35%
25%

A	B	C	D	E
WESTERN CONDENSATE	**WEBB COUNTY GAS**	**CENTRAL OIL**	**SOUTHERN EAGLE FORD**	**EASTERN EXTENSION**
Net Acres: 77,000	Net Acres: 19,000	Net Acres: 54,000	Net Acres: 57,000	Net Acres: 12,000
WI: 71%	WI: 85%	WI: 87%	WI: 97%	WI: 100%
% Oil/Liquids: 66%	% Gas: 100%	% Oil/Liquids: 89%	% Oil/Liquids: 51%	% Oil/Liquids: 72%
Gross Locations: 427	Gross Locations: 194	Gross Locations: 254	Gross Locations: 21	Gross Locations: 75
Producing Wells: 628	Producing Wells: 179	Producing Wells: 397	Producing Wells: 73	Producing Wells: 70
2024 D&C Capex: 50%	2024 D&C Capex: 10%	2024 D&C Capex: 20%	2024 D&C Capex: 0%	2024 D&C Capex: 20%

Note: As of 4/30/24. Acreage map inclusive of asset trade subsequent to quarter-end. Commodity mix and working interest based on remaining inventory
Note: Gross locations per management estimate, includes all reserve categories. % Oil/Liquids and % Gas based on PUD category

Unlocking Value Through Disciplined Acquisitions

- Assembled a contiguous 25,000 gross acre position in liquids-rich window of Western Eagle Ford through multiple transactions
- Acquired acreage through trades with no additional capital invested per location
- ~150 high-quality inventory locations
- ~2,000 Boe/d IPs outperforming legacy wells while generating 100%+ IRRs
- HBP acreage allows for optimized development to minimize parent-child interactions and maximize returns
- 10-12 additional wells planned in 2024

Western Eagle Ford Productivity



CUMULATIVE MBOE (6:1)
250
200
150
100
50
0
0
100
200
300
400
500
600
DAYS
~570% UPLIFT
~115% UPLIFT
Legacy Avg
2023 Pad Avg
2024 Pad Avg

25K Gross Acres Added in Western Eagle Ford Oil Window



TX
1
2
3
La Salle
McMullen
N
0 1 2 3 Miles
ACQUISITIONS:
1. Sundance ('22)
2. Land Trade ('24)
3. Teal ('21)
SilverBow RESOURCES
SilverBow
2024 Pad
2023 Pad
PDP
LOC
Phase Windows
Volatile Oil
Condensate
Wet Gas
Dry Gas

Note: Normalized to 9,000 ft

Unlocking Inventory By Reinvigorating Existing Assets

SilverBow RESOURCES®

SCALED, DURABLE PORTFOLIO | **CORPORATE EFFICIENCY** | BALANCE SHEET STRENGTH | PROFITABLE GROWTH

- Commenced refrac program in 1Q24
- Results from first two wells demonstrate potential of program
  - Each completed for <$4 million
  - IRR >100%
  - Payout: <10 months
- Future refrac program to include stand-alone wells and offset parent wells to new-drill wells
- Additional refracs added to 2024 program; >100 refrac opportunities

Refrac Design


70' CS
Original Hydraulic Fractures
Drained Reservoir
Unstimulated, Undrained Reservoir

Production Uplift (Boe/d)


20
475
0
355
SHANNON 1H
IDYLWOOD 01H

Cluster Spacing (Ft)


41
19
70
19
SHANNON 1H
IDYLWOOD 01H

Proppant Intensity (Lb/ft)


1,400
2,000
667
2,000
SHANNON 1H
IDYLWOOD 01H

Pre-Refrac   Post-Refrac

Unlocking Value Through Technical Expertise

- Drilled and completed first horseshoe (U-shaped) well in Austin Chalk (Live Oak County)
- Unique approach optimally develops complex acreage and allows stranded resources to be economically captured
- >30 additional horseshoe well locations identified across portfolio
  - 7 horseshoe opportunities in proven Live Oak North area as shown on locator map
- When compared to two less than optimal wells:
  - Improves cycle times by 15%
  - Reduces D&C costs by 25%

HP Chapman 201H (Feb-24)


Oak
Atascosa
SilverBow
SBOW Acreage
HT Chapman
PDP
Locations
364 ft
Live Oak
0
5,000
10,000
Feet
Key Development Areas
Oak

~8,900' lateral

D&C Costs


$8,963
25% Capital Reduction
$6,731
2X STRAIGHT WELLS
HORSESHOE WELL

D&C Cycle Times


28
16% Cycle Time Reduction
24
2X STRAIGHT WELLS
HORSESHOE WELL

ROR


Significantly Enhances Return
48%
100%
2X STRAIGHT WELLS
HORSESHOE WELL

Note: Based on 8,800' CLAT horseshoe versus two 4,400' CLAT straight wells in Live Oak North

Efficiency Gains Post Late '23 South Texas Acquisition

SilverBow RESOURCES®

SCALED, DURABLE PORTFOLIO | **CORPORATE EFFICIENCY** | BALANCE SHEET STRENGTH | PROFITABLE GROWTH

- Significant drilling efficiencies, rapidly besting prior operator:
  - Proprietary drilling assemblies decrease days to depth
  - Enhanced cycle times through elimination of downtime and effective supply chain and logistical efficiencies
  - Data analytics and extensive geoscience library enhances targeting and optimal drilling "speed" zones in formation
  - Experienced and incentivized contractor/service personnel
  - Alignment around key performance indicators and culture of continuous improvement

Gross Drilling Costs ($M)



$4,151
$2,283
$3,540
$2,316
$3,480
$1,933
AUSTIN CHALK
LOWER EF
UPPER EF

Spud to Rig Release (Days)



21.6
10.1
20.1
11.25
13.6
7.7
AUSTIN CHALK
LOWER EF
UPPER EF

Cost Per Foot ($/md)



$242
$130
$198
$124
$158
$120
AUSTIN CHALK
LOWER EF
UPPER EF

Prior STX Operator | SBOW

Note: Data from January 2022 forward

Proven Operational Track Record Delivers Results

Relentless focus on efficiency gains…

Average Lateral Length


+23%
2023
1Q24

Stages Per Day


+4%
2023
1Q24

Pumping Efficiencies


+6%
2023
1Q24

… and lowering costs

Well Costs ($/ft)(1)


-13%
2023
1Q24

Completion Costs ($/ft)(2)


-9%
2023
1Q24

D&C Costs vs. Plan ($MM)


-23%
1Q24 Plan
1Q24 Actual

(1) Well costs include drilling, completion and facilities spend to measured depth
(2) Completion costs per lateral foot

Low-Cost Structure Drives Best-In-Class Margins

SCALED, DURABLE PORTFOLIO | **CORPORATE EFFICIENCY** | BALANCE SHEET STRENGTH | PROFITABLE GROWTH

- Relentless focus on efficiency gains and lowering costs
- Peer-leading cost structure and margin profile
  - Operating expenses >40% lower than peer average
  - EBITDA margin[(1)] 12% higher than peer average
  - Cash G&A[(1)] >70% lower than peer average

Corporate Efficiency

LTM Operating Expenses[(1)]

($/Boe)



PEER AVERAGE: $15.45
$9.02
Peer I
Peer K
Peer B
SBOW
Peer D
Peer E
Peer A
Peer C
Peer G
Peer F
Peer J
Peer H
Peer L
Peer M

Best-In-Class Margins

LTM EBITDA Margin[(2)]



72%
PEER AVERAGE: 60%
Peer A
Peer B
SBOW
Peer C
Peer D
Peer E
Peer F
Peer G
Peer H
Peer I
Peer J
Peer K
Peer L
Peer M

LTM Cash G&A[(2)]

($/Boe)



PEER AVERAGE: $2.78
$0.76
Peer I
SBOW
Peer A
Peer J
Peer K
Peer G
Peer H
Peer D
Peer B
Peer E
Peer F
Peer C
Peer L
Peer M

Source: FactSet, Company filings. SBOW LTM as of 1Q24; peers as of latest reported quarter

Peer Group (in alphabetical order) includes: BRY, BTE, CNX, CRC, CRGY, CRK, ERF, HPK, MGY, REI, REPX, SM, VTLE

(1) Operating expenses includes LOE, T&P and Production Taxes

(2) Non-GAAP measure. Refer to Appendix for definitions and reconciliations

Committed to Debt Reduction

SilverBow RESOURCES®

SCALED, DURABLE PORTFOLIO | CORPORATE EFFICIENCY | **BALANCE SHEET STRENGTH** | PROFITABLE GROWTH

<1.0x
Leverage target in 2025

~75%
FY24 gas hedged at attractive prices

~$90MM
MTM value of hedge position(2)

>100%
Increase in Y/Y liquidity

Driving Toward <1.0x Leverage Ratio Target in 2025



($MM)
Expect to Achieve Long-Term Leverage Ratio Target in 2025
2.5x
1.3x
1.4x
1.6x
1.3x
~1.25x
<1.0x
$61
$145
$166
$223
$279
~$410
4Q20
4Q21
4Q22
4Q23
1Q24
4Q24E
2025E
Leverage Ratio(1)(3)
Cum. FCF(3)

Debt Maturity Schedule(2)



($MM)
No Near-Term Debt Maturities
Undrawn RBL $604
Credit Facility $596
2nd Lien $500
2023
2024
2025
2026
2027
2028

Note: Borrowing base amount reflects latest redetermination. 4Q24E based on SilverBow guidance. Refer to Appendix for definitions

(1) Leverage Ratio = Total Debt / LTM Adjusted EBITDA. YE24E is inclusive of $50 million deferred payment for South Texas acquisition

(2) Credit facility drawn, second lien outstanding and mark-to-market ("MTM") as of 3/29/24

(3) Non-GAAP measure. See Appendix for definitions and reconciliations

Consistent, Returns-Focused Growth Strategy

SCALED, DURABLE PORTFOLIO | CORPORATE EFFICIENCY | BALANCE SHEET STRENGTH | **PROFITABLE GROWTH**

- Record quarterly Adjusted EBITDA and consistent FCF
- Significantly increased production and FCF per share since 2020 through acquisitions and organic drilling
- Reduced 2024 investment levels in dry gas areas by $75 million while maintaining oil/liquids production
- Increased FY24 total production by 5% and FY24 FCF by 36% from previously published guidance

FCF Improvement

FCF Per Share[1][2]

($/share)



$7.34
+232%
$2.21
FY23
FY24E

FCF Per Boe[1][2]

($/Boe)



$5.47
+111%
$2.59
FY23
FY24E

Peer-Leading Profitable Growth

FCF Yield[3]

(2024E)



23%
PEER AVERAGE: 14%
Peer C
SBOW
Peer G
Peer J
Peer M
Peer E
Peer L
Peer F
Peer A
Peer B
Peer H
Peer D
Peer K
Peer I

FCF Per Share Growth[4][5]

(2022-2024E)



151%
PEER AVERAGE: 3%
SBOW
Peer C
Peer H
Peer J
Peer D
Peer K
Peer B
Peer E
Peer M
Peer F
Peer I
Peer G
Peer A
Peer L

Peer Group (in alphabetical order) includes: BRY, BTE, CNX, CRC, CRGY, CRK, ERF, HPK, MGY, REI, REPX, SM, VTLE

(1) Non-GAAP measure. Refer to Appendix for definitions and reconciliations

(2) FY24E per share metrics reflect the midpoint of full year 2024 guidance; per share metric based on common shares outstanding as of 4/26/24

(3) FCF Yield calculated by FCF Per Share / Market Value per share as of 4/26/24. SBOW 2024E FCF is inclusive of $50 million deferred payment for South Texas acquisition

(4) Projections based on FactSet consensus estimates as of 4/26/24 for SilverBow and all peers and do not reflect management guidance

(5) Peer group FCF calculated as (CFO-Capex) / common shares outstanding

Building Value Behind Acquisitions

SCALED, DURABLE PORTFOLIO | CORPORATE EFFICIENCY | BALANCE SHEET STRENGTH | **PROFITABLE GROWTH**

Sundance Development Program

Cumulative Production



(MBoe)
SBOW
SNDE
2024 SBOW Program
~115%
Uplift
~27%
Uplift
0
2
4
6
8
10
12
Producing Month

- Acquired in 2022 across Central Oil and Western Condensate *(Areas A and C, slide 8)*
- Achieving significant production uplift vs prior operator
- In-depth subsurface understanding allows for identification of high-quality locations
- Proactive artificial lift implementation

Teal/Conoco Development Program

Cumulative Production



(MBoe)
SBOW
Teal/COP
SBOW 2024 Program
~170%
Uplift
~75%
Uplift
0
2
4
6
8
10
Producing Month

- Acquired in 2021 and 2022 across Eastern Extension *(Area E, slide 8)*
- Achieving significant production uplift vs. prior operator
- Optimized targeting, spacing and completions
- Efficient use of existing infrastructure

Note: Average cumulative production (20:1 Mcf to Boe)

Enhanced 2024 Outlook

SilverBow RESOURCES®

	Original[1]	Updated	Change
Rigs	2.5	2.5	—
Capex ($MM)	$470 – $510	$470 – $510	—
Oil Production (MBbls/d)	23.5 – 26.5	24.5 – 26.5	+2%
Gas Production (MMcf/d)	280 – 300	285 – 305	+2%
NGL Production (MBbls/d)	15.0 – 17.0	18.0 – 20.0	+19%
Total Production (MBoe/d)	85.2 – 93.5	90.0 – 97.3	+5%
FCF[2] ($MM)	$125 – $150	$175 – $200	+36%
YE Leverage[2]	<1.5x	~1.25x	-17%

- Scaled and diverse portfolio allows for flexibility in capital allocation
- Reduced gas activity with focus on higher return liquids-rich developments
- Using contract optionality to recover ethane in NGL production stream to maximize revenue
- Continued strong well productivity enhances 2024 outlook
- Ongoing capital efficiency gains improve margins
- Operational advancements create potential and higher returns across asset base through:
  - Successful refrac program
  - Horseshoe wells
  - Multi-bench developments

(1) FY24 guidance provided 2/28/24
(2) Non-GAAP measure. Refer to Appendix for definitions and reconciliations

Sustainably Delivering Long-Term Value

SilverBow RESOURCES®

Commitment to Our Environment, Our People and Our Communities

- Continuous improvement and optimization of acquired assets
- Recognized as a **Top Workplace** by the Houston Chronicle for fourth consecutive year
- Released inaugural Sustainability Report in 2023; expanding ESG-related disclosures and initiatives, which are SASB and GRI-aligned

Environment

Responsibly reducing environmental footprint through sustainable operations

Continuously identify emission reduction projects throughout asset base, with a focus on methane reductions

Changed facility designs to reduce methane emissions, including conversion facilities run by natural gas to compressed air

Implemented additional continuous monitoring sites focused on methane and continue to review asset base to add more

Social

Maintaining a safe and inclusive workplace and community

1Q24 TRIR: 0.16

Support professional/personal development via continuing education, training and wellness programs

Attract and retain employees through flexible and hybrid work-from-home corporate schedule

Invest in local communities via job creation, "SBOW Cares" initiatives, volunteering and charitable donations

Commitment to an inclusive work environment: diversity of skill, viewpoints, backgrounds, experience and demographics

Governance

Aligning governance practices and proactive engagement to improve stakeholder value

Experienced Board; 89% independent, 44% diverse, added 4 new independent directors since 2023

Annual compliance by all directors, officers and employees

Executive compensation tied closely to strategic objectives and Company performance

Full Board retains responsibility for sustainability/ESG oversight

Split Chairman of the Board and Chief Executive Officer positions

Note: SASB = Sustainable Accounting Standards Board; GRI = Global Reporting Initiative; TRIR = Total Recordable Incident Rate

Your Vote Matters

- After two years of engagement, Kimmeridge Energy Management Company, LLC dropped its value-destructive and dilutive proposal to combine with SilverBow
- Kimmeridge substantially overvalued its Kimmeridge Texas Gas assets and reinforced the SilverBow Board's determination that its proposal was NOT in the best interests of ALL shareholders
- Now, Kimmeridge is focused on gaining control of the SilverBow Board and bringing its poor governance practices and failed strategies to our company.

Vote With SBOW

2024 Annual Meeting Proposals include amendments to:

- Declassify the Board and provide for annual election of all directors
- Adopt a majority voting standard in uncontested elections of directors
- Eliminate supermajority voting provisions

Vote on the WHITE proxy card "FOR" SBOW's three nominees, "WITHHOLD" on Kimmeridge's nominees, and "FOR" ALL other Company proposals

Vote **FOR** the re-election of Class II Directors:



Gabriel L. Ellisor



Kathleen McAllister



Charles W. Wampler

Building A Stronger SilverBow

SilverBow RESOURCES®

Scaled and Durable Portfolio

Acreage

(000s)


155
+42%
220
YE20
1Q24

Gross Locations


446
+124%
~1,000
YE20
1Q24

Corporate Efficiency

EBITDA Margin[1]

($/Boe)


$13.14
+83%
$24.07
FY20
1Q24

Cash G&A[1]

($/Boe)


$1.62
-48%
$0.84
FY20
1Q24

>234% 3-YR TSR[3]

Balance Sheet Strength

Leverage Ratio[1][2]


2.5x
-50%
~1.25x
YE20
YE24E

Liquidity

($MM)


$82
+632%
>$600
YE20
YE24E

Profitable Growth

Production

(MBoe/d)


30
24% oil/NGL
+211%
93
48% oil/NGL
FY20
FY24E

FCF [1]

($MM) *($/sh)*


$61
$5.10/sh
+208%
$188
$7.34/sh
FY20
FY24E

Note: FY24E assumes the midpoint of guidance

(1) Non-GAAP measure. Refer to Appendix for definitions and reconciliations

(2) Leverage Ratio = Total Debt / LTM Adjusted EBITDA. YE24E is inclusive of $50 million deferred payment for South Texas acquisition

(3) As of 4/26/24. Represents the total return earned on an investment in SilverBow common stock made at the beginning of a 3-year period

SilverBow's Value Proposition

Building Scaled and Durable Portfolio

Established operator with commodity diversification, capital flexibility and technical experience

Driving Efficiencies and Enhance Margins

Competitive cost structure with relentless focus on margins and capital efficiency

Protect Balance Sheet

Financial discipline predicated on low leverage, ample liquidity and free cash flow generation

Deliver Profitable Growth

Maximize return on capital through ability to shift capital between oil and gas investments



Appendix

2024 Guidance

SilverBow RESOURCES®

	ACTUAL					GUIDANCE	
	2Q23	3Q23	4Q23	FY23	1Q24	2Q24	FY24
Production Volumes:							
Oil (MBbls/d)	12.5	15.3	19.3	14.6	24.5	23.5 - 25.0	24.5 - 26.5
Gas (MMcf/d)	210	218	248	219	298	290 - 305	285 - 305
NGL (MBbls/d)	7.4	7.9	11.5	8.2	17.2	19.0 - 19.6	18.0 - 20.0
Total Reported Production (MBoe/d)	**55.0**	**59.5**	**72.1**	**59.4**	**91.4**	90.8 - 95.4	90.0 - 97.3
% Oil/Liquids	*36%*	*39%*	*43%*	*39%*	*46%*	*47%*	*48%*
Product Pricing:							
Crude Oil NYMEX Differential ($/Bbl)	($3.26)	($2.51)	($2.12)	($2.30)	($2.30)	($5.00) - ($2.00)	NA
Natural Gas NYMEX Differential ($/Mcf)	($0.33)	($0.25)	($0.49)	($0.40)	($0.28)	($0.40) - $0.00	NA
Natural Gas Liquids (% of WTI)	25%	26%	27%	27%	30%	24% - 28%	NA
Costs & Expenses:							
Lease Operating Expenses ($/Boe)	$4.00	$4.27	$3.83	$4.16	$3.90	$3.90 - $4.30	$3.90 - $4.10
Transportation and Processing ($/Boe)	$2.35	$2.50	$3.32	$2.72	$4.23	$4.15 - $4.55	$4.25 - $4.75
Production Taxes (% of Revenue)	6.9%	6.0%	4.8%	5.9%	6.3%	6.0% - 7.0%	6.0% - 7.0%
Cash G&A ($MM)(1)	$3.9	$3.0	$5.6	$19.0	$7.0	$7.0 - $8.0	$24.0 - $25.0
Capital Expenditures ($MM)	$117	$104	$79	$409	$109	$150 - $170	$470 - $510

FY24 FCF guidance of $175 - $200 million

Note: Table represents as-reported figures
(1) Cash G&A for 1Q24 and estimates for 2Q24 and FY24 are inclusive of non-recurring advisory fees

Capital Structure and Credit Profile

Revolving Credit Facility (due Oct-26)

- $1.2 billion borrowing base
- $596 million outstanding(1)
- SOFR + 2.75%-3.75%
- 13 banks led by J.P. Morgan
- Total Debt / LTM Adjusted EBITDA <3.0x

Second Lien Facility (due Dec-28)

- $500 million outstanding(1)
- SOFR + 7.75% with 2% SOFR floor
- NC-1, 103, 102, 101, par thereafter until maturity
- Net Debt / LTM Adjusted EBITDA <3.25x

Common Equity

- "SBOW" stock symbol and listed on NYSE
- 25.5 million shares as of 4/26/24

Capitalization

($MM, except per unit amounts)

Share Price (4/29/24)	$33.18
Shares Outstanding (4/26/24) (MM)	25.5
Equity Market Capitalization	**$847.4**
Plus: Revolving Credit Facility(1)	$596.0
Plus: Second Lien(1)	500.0
Less: Cash and Cash Equivalents(1)	(1.4)
Enterprise Value	**$1,941.9**

Valuation Statistics	*Metric*	*Multiple*
EV / LTM Adjusted EBITDA(2)	$814	2.4x
EV / Proved Reserves ($/Boe)(3)	446	$4.36
EV / 1Q24 Production ($/Boe/d)	91	$21,257

Credit Statistics	*Multiple*
Total Debt / LTM Adjusted EBITDA(2)	1.3x
Total Debt / PDP Reserves ($/Mcfe)(3)	$5.42
PDP PV-10 / Total Debt(3)	1.6x

Note: Borrowing base amount reflects latest redetermination
(1) Cash and debt balance as of 3/31/24
(2) LTM Adjusted EBITDA includes $189 million of LTM contributions from closed acquisitions
(3) PV-10 based on SilverBow's YE23 audited reserves and SEC pricing as of 3/31/24

Hedging Summary

	2Q 2024 (3 Month)	3Q 2024 (3 Months)	4Q 2024 (3 Months)	1Q 2025 (3 Months)	2Q 2025 (3 Months)	3Q 2025 (3 Months)	4Q 2025 (3 Months)	1Q 2026 (3 Months)	2Q 2026 (3 Months)	3Q 2026 (3 Months)	4Q 2026 (3 Months)
NYMEX HH GAS											
Swaps											
Gas (MMBtu)	15,390,000	16,100,000	16,100,000	13,950,000	14,105,000	16,560,000	10,590,000	10,580,000	10,465,000	10,580,000	10,120,000
Wt Avg Price	$3.60	$3.71	$4.04	$4.25	$3.72	$3.86	$4.15	$4.49	$3.56	$3.74	$4.14
Collars											
Gas (MMBtu)	4,643,000	3,878,000	4,785,000	5,130,000	4,914,000	920,000	920,000				
Wt Avg Ceiling	$4.28	$4.76	$5.16	$5.32	$3.98	$3.99	$4.65				
Wt Avg Floor	$3.64	$3.77	$3.91	$4.00	$3.25	$3.50	$3.75				
Three-Way Collars											
Gas (MMBtu)	188,000										
Wt Avg Ceiling	$3.37										
Wt Avg Floor	$2.50										
Wt Avg Subfloor	$2.00										
NYMEX WTI OIL											
Swaps											
Oil (Bbls)	1,209,550	1,331,620	1,314,100	1,026,000	1,037,400	1,048,800	956,800	472,500	455,000	432,400	386,150
Wt Avg Price	$77.40	$76.70	$76.28	$72.96	$72.72	$72.52	$72.21	$68.94	$68.98	$69.03	$69.09
Collars											
Oil (Bbls)	215,000	184,000	184,000	238,500	227,500			90,000	91,000	92,000	
Wt Avg Ceiling	$73.57	$75.53	$75.35	$74.62	$72.22			$71.50	$71.50	$71.50	
Wt Avg Floor	$61.08	$63.50	$63.00	$64.00	$60.80			$64.00	$64.00	$64.00	
Three-Way Collars											
Oil (Bbls)	7,757										
Wt Avg Ceiling	$67.85										
Wt Avg Floor	$57.50										
Wt Avg Subfloor	$45.00										
NGL											
Swaps											
NGLs (Bbls)	491,400	496,800	496,800	360,000	364,000	368,000	368,000				
Wt Avg Price	$25.92	$25.92	$25.92	$23.88	$23.88	$23.88	$23.88				
Oil Basis											
Swaps											
MEH-WTI (Bbls)	486,000	552,000	552,000	540,000	546,000	552,000	552,000				
Wt Avg Price	$1.49	$1.49	$1.49	$1.77	$1.77	$1.77	$1.77				
Swaps											
CMA Roll (Bbls)	486,000	552,000	552,000	540,000	546,000	552,000	552,000				
Wt Avg Price	$0.71	$0.72	$0.72	$0.45	$0.45	$0.45	$0.45				
Gas Basis											
Swaps											
HH-HSC (MMBtu)	16,380,000	16,560,000	17,480,000	10,800,000	10,920,000	11,040,000	11,040,000				
Wt Avg Price	($0.29)	($0.25)	($0.29)	($0.16)	($0.27)	($0.25)	($0.27)				

Note: Hedge portfolio as of 4/26/24

Note: The above analysis assumes 1 Mcf equals MMBtu

Calculation of Adjusted EBITDA & Free Cash Flow

SilverBow RESOURCES®

($000s, except per unit metrics)	2023				2024
	2Q	3Q	4Q	FY	1Q
Net Income / (Loss)	$24,937	($4,771)	$183,058	$297,716	($15,528)
Plus:					
DD&A	49,853	53,186	72,080	219,116	92,103
Accretion of ARO	240	254	266	985	316
Interest Expense	18,190	19,811	25,373	80,119	36,017
Loss / (Gain) on Commodity Derivatives, net	(19,993)	54,639	(183,706)	(241,309)	56,078
Realized Gain / Loss on Commodity Dertivatives, net(1)	29,669	17,806	23,053	90,395	34,057
Income Tax Expense / (Benefit)	7,351	(949)	50,398	83,613	(4,787)
Non-cash Equity Compensation	1,451	1,467	1,483	5,526	1,829
Adjusted EBITDA	**$111,698**	**$141,443**	**$172,005**	**$536,161**	**$200,085**
Plus:					
Cash Interest Expense & Bank Fees, Net	(16,906)	(18,830)	(18,683)	(70,853)	(34,073)
Capital Expenditures(2)	(117,428)	(104,445)	(78,685)	(408,591)	(109,491)
Current Income Tax (Expense) / Benefit	(31)	(91)	(204)	(526)	(363)
Free Cash Flow	**($22,667)**	**$18,077**	**$74,433**	**$56,191**	**$56,158**
Adjusted EBITDA	**$111,698**	**$141,443**	**$172,005**	**$536,161**	**$200,085**
Plus:					
Pro Forma Contribution From Acquisitions	55,269	78,527	55,237	245,488	-
Adjusted EBITDA for Leverage Ratio	**$166,967**	**$219,970**	**$227,242**	**$781,649**	**$200,085**

Note: Table represents as-reported figures

(1) Amounts relate to settled contracts covering the production months during the period

(2) Excludes proceeds/(payments) related to the divestiture/(acquisition) of oil and gas properties and equipment, outside of regular way land and leasing costs

Calculation of Adjusted Earnings Per Share

SilverBow RESOURCES®

($000s, except per unit metrics)

	2023				2024
	2Q	3Q	4Q	FY	1Q
Net Income / (Loss) - GAAP	$24,937	($4,771)	$183,058	$297,716	($15,528)
Adjustments to GAAP Net Income / (Loss)					
Plus:					
Unrealized Loss / (Gain) on Commodity Dertivatives, net[1]	$9,676	$72,445	($160,653)	($150,914)	$90,135
Tax Impact of Adjustments	(2,203)	(12,019)	34,681	33,090	(21,239)
Adjusted Net Income	**$32,410**	**$55,655**	**$57,086**	**$179,892**	**$53,368**
Weighted-Average Shares Outstanding - Diluted (MM)	22.7	23.0	25.7	23.6	25.5
Adjusted Net Income per Share (Adjusted EPS)	**$1.43**	**$2.42**	**$2.22**	**$7.63**	**$2.09**
Income Tax Expense / (Benefit)	7,351	(949)	50,398	83,613	(4,787)
Income (Loss) Before Income Taxes	**$32,288**	**($5,720)**	**$233,456**	**$381,329**	**($20,315)**
Effective Tax Rate	23%	17%	22%	22%	24%

Note: Table represents as-reported figures

(1) Amounts relate to settled contracts covering the production months during the period

Calculation of Cash General & Administrative Expenses

SilverBow RESOURCES®

($000s, except per unit metrics)	2023				2024
	2Q	3Q	4Q	FY	1Q
General and administrative, net	**$5,318**	**$4,438**	**$7,100**	**$24,520**	**$8,791**
Less:					
Non-cash Equity Compensation	(1,451)	(1,467)	(1,483)	(5,526)	(1,829)
Cash general and administrative, net	**$3,867**	**$2,971**	**$5,617**	**$18,994**	**$6,962**
General and administrative, net (per Boe)	**$1.06**	**$0.81**	**$1.07**	**$1.13**	**$1.06**
Less:					
Non-cash Equity Compensation (per Boe)	($0.29)	($0.27)	($0.22)	($0.25)	($0.22)
Cash general and administrative, net (per Boe)	**$0.77**	**$0.54**	**$0.85**	**$0.88**	**$0.84**

Note: Table represents as-reported figures

Calculation of Return on Capital Employed (“ROCE”)

SilverBow RESOURCES®

($000s, except per unit metrics) *(Unaudited)*	2023 FY	2022 FY	2021 FY
Net Income / (Loss)	**$297,716**	**$340,437**	**$86,759**
Plus:			
DD&A	219,116	133,982	68,629
Accretion of ARO	985	534	306
Interest Expense	80,119	41,948	29,129
Derivative (Gain) / Loss	(241,309)	73,885	123,018
Derivative Cash Settlements(1)	90,395	(212,416)	(73,256)
Income Tax Expense / (Benefit)	83,613	9,600	6,398
Non-cash Equity Compensation	5,526	5,086	4,645
Adjusted EBITDA	**$536,161**	**$393,056**	**$245,628**
Less: DD&A	(219,116)	(133,982)	(68,629)
Adjusted EBIT (A)	**$317,045**	**$259,074**	**$176,999**
Total Debt	$692,000	$377,000	$430,000
Shareholder's Equity(2)	791,579	292,532	446,981
Capital Employed - Beginning of Year	**$1,483,579**	**$669,532**	**$876,981**
Total Debt	$1,222,000	$692,000	$377,000
Shareholders' Equity	1,189,328	791,579	292,532
Capital Employed - Year End	**$2,411,328**	**$1,483,579**	**$669,532**
Average Capital Employed (B)(3)	**$1,947,454**	**$1,076,556**	**$773,257**
Return on Capital Employed (ROCE) (A / B)	**16%**	**24%**	**23%**

Note: Capital Employed - Beginning of Year represents prior year’s balance sheet
(1) Includes accruals for settled contracts covering commodity deliveries during the period where the actual cash settlements occur outside of the period
(2) Shareholder’s Equity at Beginning of Year 2021 excludes the impact of write-down of oil and gas properties during 2020
(3) B = Average of Beginning of Year and Year-End Capital Employed

Definition of Non-GAAP Financial Measures

SilverBow RESOURCES®

Adjusted EBITDA: The Company presents Adjusted EBITDA attributable to common stockholders in addition to reported net income (loss) in accordance with GAAP. Adjusted EBITDA is calculated as net income (loss) plus (less) depreciation, depletion and amortization, accretion of asset retirement obligations, interest expense, net losses (gains) on commodity derivative contracts, amounts collected (paid) for commodity derivative contracts held to settlement, income tax expense (benefit); and share-based compensation expense. Adjusted EBITDA excludes certain items that SilverBow believes affect the comparability of operating results, including items that are generally non-recurring in nature or whose timing and/or amount cannot be reasonably estimated. Adjusted EBITDA is used by the Company's management and by external users of SilverBow's financial statements, such as investors, commercial banks and others, to assess the Company's operating performance as compared to that of other companies, without regard to financing methods, capital structure or historical cost basis. It is also used to assess SilverBow's ability to incur and service debt and fund capital expenditures. Adjusted EBITDA should not be considered an alternative to net income (loss), operating income (loss), cash flows provided by (used in) operating activities or any other measure of financial performance or liquidity presented in accordance with GAAP. Adjusted EBITDA is important as it is considered among the financial covenants under the Company's First Amended and Restated Senior Secured Revolving Credit Agreement with JPMorgan Chase Bank, National Association, as administrative agent, and certain lenders party thereto (as amended, the "Credit Agreement" and the borrowing facility provided thereby), a material source of liquidity for SilverBow. Please reference the Form 10-K and subsequent reports on Form 8-K for discussion of the Credit Agreement and its covenants.

Adjusted EBITDA for Leverage Ratio: In accordance with the Leverage Ratio calculation for the Credit Agreement, the Company makes certain adjustments to its calculation of Adjusted EBITDA. Adjusted EBITDA for Leverage Ratio is calculated as Adjusted EBITDA (defined above) plus pro forma EBITDA contributions related to closed acquisitions. The Company believes that Adjusted EBITDA for Leverage Ratio is useful to investors because it reflects the last twelve months EBITDA used by the administrative agent for the Credit Facility in the calculation of its leverage ratio covenant.

Cash General and Administrative Expenses: Cash G&A expenses is a non-GAAP measure calculated as net general and administrative costs less share-based compensation. The Company reports cash G&A expenses because it believes this measure is commonly used by management, analysts and investors as an indicator of cost management and operating efficiency on a comparable basis from period to period. In addition, SilverBow believes cash G&A expenses are used by analysts and others in valuation, comparison and investment recommendations of companies in the oil and gas industry to allow for analysis of G&A spend without regard to stock-based compensation which can vary substantially from company to company. Cash G&A expenses should not be considered as an alternative to, or more meaningful than, total G&A expenses. The Company has provided forward-looking Cash G&A expenses estimate; however, SilverBow is unable to provide a quantitative reconciliation of this forward-looking non-GAAP measure to the most directly comparable forward-looking GAAP measure because the items necessary to estimate such forward-looking GAAP measure are not accessible or estimable at this time without unreasonable efforts. The reconciling items in future periods could be significant.

EBITDA Margin: EBITDA Margin is calculated as Adjusted EBITDA (defined above) divided by oil and gas sales plus amounts collected (paid) for commodity derivative contracts held to settlement. The Company believes that EBITDA Margin Ratio is useful to investors in making comparisons across the peer group.

Free Cash Flow and Free Cash Flow per Share: Free cash flow is calculated as EBITDA (defined above) plus (less) monetized derivative contracts, cash interest expense, capital expenditures and current income tax (expense) benefit. The Company believes that free cash flow is useful to investors and analysts because it assists in evaluating SilverBow's operating performance, and the valuation, comparison, rating and investment recommendations of companies within the oil and gas industry. Free cash flow per share is calculated by taking free cash flow divided by the number of common shares outstanding of the Company at a given date. SilverBow uses this information as one of the bases for comparing its operating performance with other companies within the oil and gas industry. Free cash flow should not be considered an alternative to net income (loss), operating income (loss), cash flows provided by (used in) operating activities or any other measure of financial performance or liquidity presented in accordance with GAAP. The Company has provided forward-looking free cash flow and free cash flow per share estimates; however, SilverBow is unable to provide a quantitative reconciliation of these forward-looking non-GAAP measures to the most directly comparable forward-looking GAAP measure because the items necessary to estimate such forward-looking GAAP measure are not accessible or estimable at this time without unreasonable efforts. The reconciling items in future periods could be significant.

Total Debt to Adjusted EBITDA (Leverage Ratio): Leverage Ratio is calculated as total debt, defined as long-term debt excluding unamortized discount and debt issuance costs, divided by Adjusted EBITDA (defined above) for the most recently completed 12-month period. The Company has provided a forward-looking Leverage Ratio estimate; however, SilverBow is unable to provide a quantitative reconciliation of this forward-looking non-GAAP measure to the most directly comparable forward-looking GAAP measure because the items necessary to estimate such forward-looking GAAP measure are not accessible or estimable at this time without unreasonable efforts. The reconciling items in future periods could be significant.

PV-10: PV-10 is a non-GAAP measure that represents the estimated future net cash flows from estimated proved reserves discounted at an annual rate of 10 percent before giving effect to income taxes. PV-10 is most comparable to the Standardized Measure which represents the discounted future net cash flows of the after-tax estimated future cash flows from estimated proved reserves discounted at an annual rate of 10 percent, determined in accordance with GAAP. The Company uses non-GAAP PV-10 value as one measure of the value of its estimated proved reserves and to compare relative values of proved reserves amount exploration and production companies without regard to income taxes. Management believes PV-10 value is a useful measure for comparison of proved reserve values among companies because, unlike standardized measure, it excludes future income taxes that often depend principally on the characteristics of the owner of the reserves rather than on the nature, location and quality of the reserves themselves. The Company has provided a PV-10 estimate; however, SilverBow is unable to provide a quantitative reconciliation of this non-GAAP measure to the most directly comparable GAAP measure because the items necessary to estimate such GAAP measure are not accessible or estimable at this time without unreasonable efforts. The reconciling items in future periods could be significant.

Return On Capital Employed ("ROCE"): ROCE is calculated as Adjusted EBITDA less DD&A expense, divided by the average of Capital Employed - Beginning of Year (Total Debt plus Shareholders Equity) and Capital Employed - Year-End. The Company believes ROCE presents a comparable metric across multiple business sectors and sizes and is a meaningful measure because it quantifies how well the Company generates Adjusted EBITDA relative to the capital it has employed in its business and illustrates the profitability of a business or project taking into account the capital employed. The Company uses ROCE to assist in capital resource allocation decisions and in evaluating business performance. Additionally, the Company also evaluates average ROCE over a trailing three-year period to adjust for short term (one year) fluctuations and illustrate profitability over a longer time period. Although ROCE is commonly used as a measure of capital efficiency, definitions of ROCE differ, and the Company's computation of ROCE may not be comparable to other similarly titled measures of other companies.